UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 23, 2003

KULICKE AND SOFFA INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2101 Blair Mill Road, Willow Grove, PA	19090
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 784-6000

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 23, 2003 announcing the Company’s financial results for its second quarter of fiscal 2003 ended March 31, 2003.

ITEM 9. Regulation FD Disclosure.

In accordance with the interim guidance set forth in Release Nos. 33-8216 and 34-47583 issued by the Securities and Exchange Commission, the following information (including the exhibits hereto), which is intended to be furnished under “Item 12. Results of Operations and Financial Conditions,” is instead being furnished under “Item 9. Regulation FD Disclosure.” Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On April 23, 2003, Kulicke and Soffa Industries, Inc. issued a press release announcing its financial results for its second quarter of fiscal 2003 ended March 31, 2003, the text of which is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: April 23, 2003	By:	/s/ CLIFFORD G. SPRAGUE
Clifford G. Sprague Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 23, 2003 announcing the Company’s financial results for its second quarter of fiscal 2003 ended March 31, 2003.